UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2022

Newmark Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38329	81-4467492
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 Park Avenue, New York, NY 10017

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 372-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	NMRK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On July 28, 2022, the Board of Directors (the “Board”) of Newmark Group, Inc. (the “Company”) appointed Jay Itzkowitz to serve as a member of the Board, effective August 10, 2022, for a term to expire at the 2022 Annual Meeting of Stockholders of the Company, or until his successor is duly elected and qualified. Mr. Itzkowitz was also appointed to the Audit and Compensation Committees of the Board.

Mr. Itzkowitz, age 62, is an experienced real estate and mergers and acquisitions attorney. Mr. Itzkowitz is currently the Executive Vice President and General Counsel of S.D. Malkin Properties, a Connecticut-based real estate investment firm. Mr. Itzkowitz holds senior positions in affiliates of S.D. Malkin Properties, including Value Retail, PLC, the London-based owner and operator of large-scale premium shopping villages in Europe and China, and NY Hockey Holdings, the holding company of the New York Islanders and UBS Arena. From 2013 to 2016, Mr. Itzkowitz served as Senior Vice President and General Counsel for Los Angeles-based Anuvu Operations LLC (formerly Global Eagle Entertainment Inc.). From 2004 to 2014, Mr. Itzkowitz served as Senior Managing Director of Cantor Fitzgerald, L.P. and affiliated entities (“Cantor”). Prior to joining Cantor, Mr. Itzkowitz practiced law at Hogan Lovells (formerly Hogan & Hartson L.L.P.) and was Head of Mergers & Acquisitions for Vivendi Universal S.A. in New York and Paris. From 1992 to 2002, Mr. Itzkowitz held senior legal positions at The News Corporation Limited and its affiliate Fox Entertainment Group in Los Angeles, London, and New York. Prior to joining News Corporation, Mr. Itzkowitz practiced law at the firm of Paul, Weiss, Rifkind, Wharton & Garrison, LLP. In addition, Mr. Itzkowitz currently serves on the Boards of Pininfarina S.p.A., a Milan Stock Exchange-listed automotive design firm, and Joff Fintech Acquisition Corp, a Nasdaq-listed special purpose acquisition company. Mr. Itzkowitz graduated from Rutgers University School of Law and Harvard College.

The Board has determined that Mr. Itzkowitz meets the independence standards under the Nasdaq Stock Market Rules for service on the Compensation and Audit Committees and is able to read and understand fundamental financial statements, and that Mr. Itzkowitz is an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Securities and Exchange Commission (“SEC”) Regulation S-K and a financially sophisticated audit committee member for purposes of Rule 5605(c)(2)(A) of the Nasdaq Stock Market Rules.

There are no arrangements or understandings between Mr. Itzkowitz, and any other person pursuant to which he was selected as a director, and there have been no transactions since the beginning of the Company’s last fiscal year, or currently proposed transactions, regarding Mr. Itzkowitz that are required to be disclosed by Item 404(a) of Regulation S-K.

Mr. Itzkowitz will be paid standard compensation for non-employee directors of the Board as set forth under “Compensation of Directors” in our latest proxy statement filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Newmark Group, Inc.

Date: August 1, 2022	By:	/s/ Howard W. Lutnick
	Name:	Howard W. Lutnick
	Title:	Chairman

[Signature Page to Form 8-K, dated August 1, 2022, regarding the appointment of Jay Itzkowitz]